UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.     )

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ENERGY PARTNERS, LTD.

(Name of Registrant as Specified In Its Charter)

ATS INC.
WOODSIDE FINANCE LIMITED
WOODSIDE PETROLEUM LTD.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXHIBIT INDEX

Exhibit No.
99.1	Press Release issued by ATS Inc., dated November 14, 2006

99.2	Australian Stock Exchange Announcement issued by Woodside Petroleum Ltd., dated November 14, 2006

News Release
ATS Confirms Best and Final Offer Price and Final Date for Expiration of Its Tender Offer
•	ATS confirms that $23 is its best and final tender offer price

•	EPL stockholders have until this Friday, November 17, 2006 to tender into the offer

•	ATS will withdraw consent solicitation if tender offer expires
Covington, Louisiana, November 14, 2006 — ATS, a subsidiary of Woodside Petroleum Ltd. (ASX: WPL), Australia’s largest publicly listed oil and gas company, has announced that $23 per share is its best and final price in its all-cash tender offer for the shares of common stock of Energy Partners, Ltd. (NYSE: EPL).
ATS also confirmed that it does not intend to extend its offer past 11:59 p.m. (New York City Time) on November 17, 2006 unless it has received consents constituting a majority of EPL shares in connection with its consent solicitation and a majority of EPL shares have been tendered into its offer, or all of the conditions to its offer have been satisfied. If the tender offer expires, ATS will withdraw its consent solicitation and expects that each of its nominees to serve as directors of EPL will withdraw his consent to serve on the board of directors of EPL.
ATS President Mark Chatterji said: “ATS has tried on several occasions to obtain access to any confidential data that EPL might have that could have assisted us in further evaluating our offer price. EPL was not willing to provide such access to ATS unless we first agreed to extend our tender offer into 2007 and suspend our consent solicitation. We are not willing to extend our tender offer or to suspend our consent solicitation, which is designed to facilitate prompt closing of our tender offer.”
“Despite the fall in commodity prices since our offer commenced, ATS has maintained its offer price at $23 per share. There have been no competing bids for EPL, despite the fact that our offer has been outstanding for two and a half months. Since EPL terminated its merger with Stone Energy over a month ago, the EPL board has repeatedly attempted to frustrate the consummation of our offer but has made no assurances to its shareholders that it will be able to obtain another bid for EPL, much less a bid which is superior to our $23 offer. In fact to date the only information the EPL board has provided stockholders is the assurance that a number of confidentiality agreements have been signed, hardly comparable to a $23 all cash offer.”
The complete terms and conditions of the offer are set forth in the Offer to Purchase, a Supplement to the Offer to Purchase and the related Letter of Transmittal, copies of which are available by contacting the Information Agent for the offer, Innisfree M&A Incorporated. Stockholders may call toll-free: (877) 456-3427; banks and brokers may call collect: (212) 750-5833.
Media Contact: Roger Martin
Telephone: 011 61 8 9348 4591
IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC: ATS Inc., Woodside Petroleum Ltd. and Woodside Finance Ltd have filed a consent statement with the SEC relating to a consent solicitation to remove each of the members of Energy Partners, Ltd.’s board of directors and to elect nominees of ATS to the EPL board of directors. The definitive consent statement has been mailed to the stockholders of Energy Partners, Ltd. EPL STOCKHOLDERS ARE ADVISED TO READ THE CONSENT STATEMENT AND OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the consent statement and other relevant documents filed by ATS at the SEC’s web site at http://www.sec.gov. The consent statement and such other documents may also be obtained for free from ATS by
Woodside Petroleum Ltd., GPO Box D188, Perth, Western Australia 6000. Tel: +61 8 9348 4000
www.woodside.com.au          A.B.N. 55 004 898 962

directing such requests to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, stockholders call toll-free at (877) 456-3427 (banks and brokers call collect at (212) 750-5833).
ATS, Woodside Petroleum, Woodside Finance and their respective directors and executive officers, ATS’s director nominees and other persons are participants in the solicitation of consents from stockholders of EPL in respect of the proposed transaction. The identity of and information regarding persons who, under the SEC rules, are considered participants in the solicitation of consents from EPL in connection with ATS’s consent solicitation are contained in the preliminary consent statement filed with the SEC by ATS, Woodside Finance and Woodside Petroleum.
This press release is for informational purposes only and does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of EPL. ATS, Woodside Finance and Woodside Petroleum have previously filed a Schedule TO with the SEC containing an offer to purchase all of the outstanding shares of common stock of EPL for $23 per share. The tender offer is being made solely by means of the offer to purchase, a supplement to the offer to purchase, and the exhibits filed with respect thereto (including the letter of transmittal), which contains the full terms and conditions of the tender offer. Investors and security holders are urged to read the offer to purchase, the supplement to the offer to purchase and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. Investors and security holders may obtain a free copy of the offer to purchase, the supplement to the offer to purchase and other relevant documents (including the exhibits to the offer to purchase) at the SEC’s Web Site at the address provided above. The offer to purchase and such other documents may also be obtained free of charge from ATS by directing such request to Innisfree M&A Incorporated at the address provided above.

ASX ANNOUNCEMENT (ASX: WPL)
TUESDAY, 14 NOVEMBER 2006 3.00PM (WST)
MEDIA ROGER MARTIN W: + 61 8 9348 4591 M: +61 413 018 674 E: roger.martin@woodside.com.au	INVESTORS MIKE LYNN W: + 61 8 9348 4283 M: + 61 439 691 592 E: mike.lynn@woodside.com.au

ATS CONFIRMS BEST AND FINAL OFFER PRICE AND FINAL DATE
FOR EXPIRATION OF ITS TENDER OFFER
ATS Inc., a subsidiary of Woodside Petroleum Ltd., released the attached statement in the US today in relation to its all-cash tender offer for the shares of Energy Partners, Ltd.

Woodside Petroleum Ltd., GPO Box D188, Perth, Western Australia 6000. Tel: +61 8 9348 4000
www.woodside.com.au           A.B.N. 55 004 898 962

News Release
ATS Confirms Best and Final Offer Price and Final Date for Expiration of Its Tender Offer
•	ATS confirms that $23 is its best and final tender offer price

•	EPL stockholders have until this Friday, November 17, 2006 to tender into the offer

•	ATS will withdraw consent solicitation if tender offer expires
Covington, Louisiana, November 14, 2006 — ATS, a subsidiary of Woodside Petroleum Ltd. (ASX: WPL), Australia’s largest publicly listed oil and gas company, has announced that $23 per share is its best and final price in its all-cash tender offer for the shares of common stock of Energy Partners, Ltd. (NYSE: EPL).
ATS also confirmed that it does not intend to extend its offer past 11:59 p.m. (New York City Time) on November 17, 2006 unless it has received consents constituting a majority of EPL shares in connection with its consent solicitation and a majority of EPL shares have been tendered into its offer, or all of the conditions to its offer have been satisfied. If the tender offer expires, ATS will withdraw its consent solicitation and expects that each of its nominees to serve as directors of EPL will withdraw his consent to serve on the board of directors of EPL.
ATS President Mark Chatterji said: “ATS has tried on several occasions to obtain access to any confidential data that EPL might have that could have assisted us in further evaluating our offer price. EPL was not willing to provide such access to ATS unless we first agreed to extend our tender offer into 2007 and suspend our consent solicitation. We are not willing to extend our tender offer or to suspend our consent solicitation, which is designed to facilitate prompt closing of our tender offer.”
“Despite the fall in commodity prices since our offer commenced, ATS has maintained its offer price at $23 per share. There have been no competing bids for EPL, despite the fact that our offer has been outstanding for two and a half months. Since EPL terminated its merger with Stone Energy over a month ago, the EPL board has repeatedly attempted to frustrate the consummation of our offer but has made no assurances to its shareholders that it will be able to obtain another bid for EPL, much less a bid which is superior to our $23 offer. In fact to date the only information the EPL board has provided stockholders is the assurance that a number of confidentiality agreements have been signed, hardly comparable to a $23 all cash offer.”
The complete terms and conditions of the offer are set forth in the Offer to Purchase, a Supplement to the Offer to Purchase and the related Letter of Transmittal, copies of which are available by contacting the Information Agent for the offer, Innisfree M&A Incorporated. Stockholders may call toll-free: (877) 456-3427; banks and brokers may call collect: (212) 750-5833.
Media Contact: Roger Martin
Telephone: 011 61 8 9348 4591
IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC: ATS Inc., Woodside Petroleum Ltd. and Woodside Finance Ltd have filed a consent statement with the SEC relating to a consent solicitation to remove each of the members of Energy Partners, Ltd.’s board of directors and to elect nominees of ATS to the EPL board of directors. The definitive consent statement has been mailed to the stockholders of Energy Partners, Ltd. EPL STOCKHOLDERS ARE ADVISED TO READ THE CONSENT STATEMENT AND OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the consent statement and other relevant documents filed by ATS at the SEC’s web site at http://www.sec.gov. The consent statement and such other documents may also be obtained for free from ATS by directing such requests to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, stockholders call toll-free at (877) 456-3427 (banks and brokers call collect at (212) 750-5833).
Woodside Petroleum Ltd., GPO Box D188, Perth, Western Australia 6000. Tel: +61 8 9348 4000
www.woodside.com.au           A.B.N. 55 004 898 962

ATS, Woodside Petroleum, Woodside Finance and their respective directors and executive officers, ATS’s director nominees and other persons are participants in the solicitation of consents from stockholders of EPL in respect of the proposed transaction. The identity of and information regarding persons who, under the SEC rules, are considered participants in the solicitation of consents from EPL in connection with ATS’s consent solicitation are contained in the preliminary consent statement filed with the SEC by ATS, Woodside Finance and Woodside Petroleum.
This press release is for informational purposes only and does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of EPL. ATS, Woodside Finance and Woodside Petroleum have previously filed a Schedule TO with the SEC containing an offer to purchase all of the outstanding shares of common stock of EPL for $23 per share. The tender offer is being made solely by means of the offer to purchase, a supplement to the offer to purchase, and the exhibits filed with respect thereto (including the letter of transmittal), which contains the full terms and conditions of the tender offer. Investors and security holders are urged to read the offer to purchase, the supplement to the offer to purchase and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. Investors and security holders may obtain a free copy of the offer to purchase, the supplement to the offer to purchase and other relevant documents (including the exhibits to the offer to purchase) at the SEC’s Web Site at the address provided above. The offer to purchase and such other documents may also be obtained free of charge from ATS by directing such request to Innisfree M&A Incorporated at the address provided above.